UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 26, 2007

CH2M HILL Companies, Ltd.
(Exact name of registrant as specified in its charter)

Oregon	000-27261	93-0549963
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

9191 South Jamaica Street, Englewood, CO		80112-5946
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303-771-0900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 26, 2007, CH2M HILL, Inc., a wholly owned subsidiary of CH2M HILL Companies Ltd., entered into a Lease Agreement (the “Lease”) with WELLS REIT II — South Jamaica Street, LLC pursuant to which we leased four adjacent office buildings containing approximately 478,000 square feet of office space and related facilities located at 9191 South Jamaica Street in Englewood, Colorado (“Headquarters Campus”). The initial term of the Lease is ten years, with the option to extend the term twice for ten years each.   Rental payments under the Lease are approximately $837,000 per month, or approximately $10 million in the first year, escalating overtime year-to-year up to approximately $978,000 per month, or approximately $11.7 million in the tenth year.

A copy of the Lease is attached hereto as Exhibit 10.43 and incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On September 26, 2007, contemporaneously with the Lease transaction described under Item 1.01 above, CH2M HILL, Inc. exercised its option to terminate its existing lease financing arrangements for the Headquarters Campus with each of BTMU Capital Corporation (successor by name change to BTM Capital Corporation), BAL Investment & Advisory, Inc. (successor by merger to Banc of America Facilities Leasing, LLC), and BNP Paribas Leasing Corporation (collectively, the “Prior Lessors”) and to acquire the real property and improvements comprising the Headquarters Campus.  The total cost to terminate the lease financing arrangements and purchase the property was approximately $103,650,000, paid from the proceeds from the sale of the buildings discussed below.

Contemporaneously with the acquisition of the Headquarters Campus from the Prior Lessors, described above, CH2M HILL, Inc. sold the Headquarters Campus to WELLS REIT II — South Jamaica Street, LLC for a total consideration of $138,490,800 and entered into the Lease described under Item 1.01, above.

A copy of the Agreement of Purchase and Sale is attached hereto as Exhibit 10.44 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description of Exhibit
10.43	Lease Agreement dated as of September 26, 2007 by and between CH2M HILL, Inc. and WELLS REIT II — South Jamaica Street, LLC
10.44	Agreement of Purchase and Sale executed on September 26, 2007 (dated September 11, 2007) by and between CH2M HILL, Inc. and WELLS REIT II — South Jamaica Street, LLC

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CH2M HILL COMPANIES, LTD.
(Registrant)

Date: September 26, 2007	By:	/s/ Samuel H. Iapalucci
Samuel H. Iapalucci, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.43	Lease Agreement dated as of September 26, 2007 by and between CH2M HILL, Inc. and WELLS REIT II — South Jamaica Street, LLC
10.44	Agreement of Purchase and Sale executed on September 26, 2007 (dated September 11, 2007) by and between CH2M HILL, Inc. and WELLS REIT II — South Jamaica Street, LLC.